                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (earliest event reported):  December 23, 1996





                    VISITORS SERVICES INTERNATIONAL CORP.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)





       Florida                        33-11059-A            59-2773602
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File Number)        Identification No.)



100 Second Avenue South, Suite 1000, St. Petersburg, Florida           33701
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:            (813) 895-4410
                                                     ---------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     ACQUISITION OF ASSETS - As initially reported in the Registrant's Form 10-KSB for the year ended September 30, 1996, filed January 14, 1997, the Registrant, through a subsidiary corporation, Visitors Services, Inc. ("VSI"), entered into an Asset Purchase Agreement (the "APA") on December 23, 1996, with Global Reservation Systems, Inc. ("GRS"), a Colorado corporation, to acquire all of GRS's interests in, to and under any asset, used in connection with GRS's business of answering toll-free telephone numbers advertised by contracted marketing organizations, providing information to callers of such toll-free telephone numbers, making reservations with lodging properties and attractions and providing advertising effectiveness statistics to such contracted marketing organizations of every kind, nature and description. As partial consideration for the acquired assets, VSI will assume trade payables up to a maximum amount equal to $200,000; liabilities associated with various Trade License Agreements; rent payment obligations of $1,250 a month for twelve months; and all obligations and liabilities arising out of events occurring on or after December 23, 1996, related to VSI's ownership of the acquired assets or its conduct of the GRS Operations. As additional consideration for the acquired assets, VSI will cause the Registrant, to grant each year to GRS 45,000 shares of the Registrant's common stock, par value $.0001 per share, for fiscal years 1997, 1998 and 1999, if and only if, (i) the Net Operating Income attributable to the acquired assets for fiscal years 1997, 1998 and 1999 equals or exceeds 60% of the projected Net Operating Income for fiscal 1997, 1998 and 1999; and (ii) the Net Operating Income is not less than 10% of the Total Adjusted Gross Revenue as projected for fiscal years 1997, 1998 and 1999. Certain roll over provisions are in place if the required Net Operating Income is not attained in the prior fiscal year. The consideration paid was based upon arms-length negotiations between VSI and GRS and a fair market evaluation.

     GRS was incorporated in the State of Colorado to provide retail leisure travel services. Included in the APA are all trade names, names under which GRS operates, trademarks, service mark, patent or copyright and any application for any of the foregoing used by GRS and which are material in the conduct of its business, including: Global Reservation Systems, Inc., Colorado Reservation Service, Illinois Reservation Service, Utah Reservation Service, Michigan Reservation Service, Georgia Reservation Service and Chicago Plus Reservation.

     As stated in the Form 10-KSB, the Registrant stated that if, upon completion of an audit of GRS, the acquisition is deemed to involve a significant amount of assets, the Registrant would file, on Form 8-K, financial statements for GRS, pro forma financial information, and a copy of the Asset Purchase Agreement. This Form 8-K is being filed because the audit of GRS is now complete and management has determined that the acquisition constitutes a "significant amount of assets."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired. The required financial statements of VSI are being provided herewith, commencing on page F1, which follows the signature page.

     (b) Pro Forma Financial Information. The required pro forma financial information is being provided herewith.

     (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

      Exhibit No.       Description

         2.2 Asset Purchase Agreement between Visitors Services, Inc. and Global Reservation Systems, Inc., dated December 23, 1996. (1)

___________________

(1)  Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VISITORS SERVICES INTERNATIONAL CORP.



                                    By:  /s/ Robert P. Gordon
                                       ----------------------------------------
                                         Robert P. Gordon, Chairman

Date:  February 27, 1997

                        GLOBAL RESERVATION SYSTEMS, INC.



                              FINANCIAL STATEMENTS
                                      WITH
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



                           December 31, 1994 and 1995
                   and October 31, 1995 (Unaudited) and 1996




                                                              Page
Financial Statements:


             Report of Independent Certified Public
              Accountants                                      F-2

             Balance Sheets                                    F-3

             Statements of Operations                          F-4

             Statement of Changes in Stockholders' (Deficit)   F-5

             Statements of Cash Flows                          F-6

             Notes to Financial Statements                     F-7

     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Global Reservation Systems, Inc.
Colorado Springs, Colorado

We have audited the accompanying balance sheets of Global Reservation Systems, Inc. as of December 31, 1995 and October 31, 1996, and the related statements of operations, stockholders' (deficit) and cash flows for the years ended December 31, 1994 and 1995 and the ten month period ended October 31, 1996. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Reservation Systems, Inc. as of December 31, 1995 and October 31, 1996 and the results of its operations, changes in its stockholders' (deficit) and its cash flows for the years ended December 31, 1994 and 1995 and the ten month period ended October 31, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 4, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                Schumacher & Associates, Inc.
                Certified Public Accountants
                12835 E. Arapahoe Road, Tower II, Suite 110
                Englewood, CO 80112

December 20, 1996
(except for Note 11 which is
as of December 23, 1996)

                        GLOBAL RESERVATION SYSTEMS, INC.

                                 BALANCE SHEETS

                                     ASSETS

                                                December             October
                                                31, 1995             31,1996
                                                ---------            --------

Current Assets:
 Cash                                           $  1,273             $      -
 Accounts receivable, net of allowance
  for doubtful accounts of $43,025 at
  December 31, 1995 and $81,790 at
  October 31, 1996 (Note 5)                       77,476              128,311
 Other                                               750                  750
                                                --------             --------
Total Current Assets                              79,499              129,061

Furniture, office equipment and
customer database, net of accumulated
depreciation of $72,920 at December
31, 1995 and $105,738 at October
31, 1996 (Note 7)                                 99,606               71,104
Other assets                                         520                  520
                                                --------             --------
Total Assets                                    $179,625             $200,685
                                                ========             ========


                    LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Liabilities:
  Outstanding checks in excess of amount
   reported by bank                             $       -            $   18,224
  Accounts payable and accrued expenses
   (Notes 8 and 9)                                148,747               305,630
  Notes payable and accrued interest
   (Note 5)                                       342,463               365,775
  Notes payable and accrued interest,
   officers (Note 3)                              162,697               178,564
  Unearned franchise fees (Note 6)                100,000               201,941
                                                ---------            ----------
Total Liabilities                                 753,907             1,070,134
                                                ---------            ----------

Commitments (Notes 2,3,4,5,6,8,9 and 10)                -                     -

Stockholders' (Deficit):
  Common Stock, no par value,
   50,000 shares authorized,
   9,999 shares issued and
   outstanding (Note 2)                            15,000                15,000
Additional paid-in capital                        150,160               150,160
Accumulated (deficit)                            (739,442)           (1,034,609)
                                                ---------            ----------
Total Stockholders' (Deficit)                    (574,282)             (869,449)
                                                ---------            ----------

Total Liabilities and Stockholders'
 (Deficit)                                      $ 179,625            $  200,685
                                                =========            ==========


The accompanying notes are an integral part of the financial statements.

                        GLOBAL RESERVATION SYSTEMS, INC.

                            STATEMENTS OF OPERATIONS


                                                                   Ten         Ten
                                         Year        Year       Months      Months
                                        ended       ended        ended       ended
                                     December    December      October     October
                                     31, 1994    31, 1995      31,1995    31, 1996
                                     ---------    ---------   ---------   ---------
                                                             (Unaudited)

Revenue:
Sales                                $ 223,494    $ 531,977   $ 427,016   $ 509,441
                                     ---------    ---------   ---------   ---------
Operating Expenses:
    Payroll and payroll taxes          271,575      576,848     462,286     366,931
    Advertising and promotion           29,369       14,045      14,045      13,373
    Telephone                           63,205      168,975     131,416     154,110
    Commissions                         27,932       17,133       7,050      72,401
    Equipment leasing                    1,623       33,507      28,398      34,279
    Rent                                 2,889        6,983       5,819       7,641
    Depreciation                        25,979       34,613      28,844      32,818
    Other                               34,756       77,040      64,200      78,934
                                     ---------   ----------   ---------   ---------
Total Operating Expenses               457,328      929,144     742,058     760,487
                                     ---------   ----------   ---------   ---------

Net (Loss) Before Other (Expense)     (233,834)    (397,167)   (315,042)   (251,046)

Other (Expense):
    Interest Expense                   (14,130)     (67,885)    (54,934)    (44,121)
                                     ---------   ----------   ---------   ---------

Net (Loss)                           $(247,964)   $(465,052)  $(369,976)  $(295,167)
                                     =========   ==========   =========   =========
Per Share                            $  (24.80)   $  (46.51)  $  (37.00)  $  (29.52)
                                     =========   ==========   =========   =========

Weighted Average Shares Outstanding      9,999        9,999       9,999       9,999
                                     =========   ==========   =========   =========








The accompanying notes are an integral part of the financial statements.

                        GLOBAL RESERVATION SYSTEMS, INC.
                STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT),

                From December 31, 1993 through December 31, 1995
               and from January 1, 1996 through October 31, 1996




                                               Common Stock
                                            -------------------    Paid-in    Accumulated
                                            Shares      Amount     Capital    Deficit          Total
                                            ------      -------    -------    -----------      ---------

Balance at December 31, 1993                 9,999      $15,000          -    $   (26,426)     $ (11,426)

Contributed capital                              -            -    150,160              -        150,160
(Loss) for the year ended December
 31, 1994                                        -            -          -       (247,964)      (247,964)
                                            ------      -------    -------    -----------      ---------
Balance at December 31, 1994                 9,999       15,000    150,160       (274,390)      (109,230)
(Loss) for the year ended December
 31, 1995                                        -            -          -       (465,052)      (465,052)
                                            ------      -------    -------    -----------      ---------
Balance at December 31, 1995                 9,999       15,000    150,160       (739,442)      (574,282)
(Loss) for the ten month period
 ended October 31, 1996                          -            -          -       (295,167)      (295,167)
                                            ------      -------    -------    -----------      ---------
Balance at October 31, 1996                  9,999      $15,000    150,160    $(1,034,609)     $(869,449)
                                            ======      =======    =======    ===========      =========









The accompanying notes are an integral part of the financial statements.

                        GLOBAL RESERVATION SYSTEMS, INC.
                            STATEMENTS OF CASH FLOWS

                                                                                      Ten         Ten
                                                                                   Months      Months
                                                       Year ended  Year ended       ended       ended
                                                         December    December     October     October
                                                         31, 1994     31,1995     31,1995     31,1996
                                                        ---------   ---------   ---------   ---------

Operating Activities:
 Net (Loss)                                             $(247,964)  $(465,052)  $(369,976)  $(295,167)
 Adjustments to reconcile net (loss) to net cash
  provided by operating activities:
   Depreciation                                            25,979      34,613      28,844      32,818
   Increase in accounts payable and
    accrued expenses                                       49,646      85,919      80,246     156,883
   (Increase) in accounts receivable                      (15,425)    (48,959)    (41,063)    (50,835)
   Increase in unearned revenue                                 -     100,000           -     101,941
   Other                                                   42,998        (349)     23,430      39,179
                                                        ---------   ---------   ---------   ---------
Net Cash (Used in) Operating Activities                  (144,766)   (293,828)   (278,519)    (15,181)
                                                        ---------   ---------   ---------   ---------

Investing Activities:
 (Acquisition of) furniture and equipment                  (4,875)    (39,326)    (48,365)     (4,316)
                                                        ---------   ---------   ---------   ---------
Net Cash (Used in) Investing Activities                    (4,875)    (39,326)    (48,365)     (4,316)
                                                        ---------   ---------   ---------   ---------

Financing Activities:
 Increase (decrease) in outstanding checks
  in excess of balance reported by bank                      (519)     (1,643)     (1,643)     18,224
 Additional paid-in capital                               150,160           -           -           -
 Proceeds from notes payable                                    -     336,070     334,689           -
                                                        ---------   ---------   ---------   ---------
Net Cash Provided by Financing Activities                 149,641     334,427     333,046      18,224
                                                        ---------   ---------   ---------   ---------

Increase (Decrease) in Cash                                     -       1,273       6,162      (1,273)

Cash at Beginning of Period                                     -           -           -       1,273
                                                        ---------   ---------   ---------   ---------

Cash at End of Period                                   $       -   $   1,273   $   6,162   $       -
                                                        =========   =========   =========   =========

Interest Paid                                           $   6,908   $  19,917   $  15,501   $       -
                                                        =========   =========   =========   =========

Income Taxes Paid                                       $       -   $       -   $       -   $       -
                                                        =========   =========   =========   =========


The accompanying notes are an integral part of the financial statements.

                        GLOBAL RESERVATION SYSTEMS, INC.
                         NOTES TO FINANCIAL STATEMENTS

December 31, 1994 and 1995, and October 31, 1995 (Unaudited) and 1996

(1) Summary of Accounting Policies

     (a) Organization and Operations

            Global Reservation Systems, Inc. (Company), was incorporated under the laws of the State of Colorado. The Company provides automated reservation services, principally consisting of hotel reservations for various customers traveling principally to Colorado, Utah, Georgia, Illinois, Michigan and Arizona. The Company receives commissions directly from the various hotels and other housing facilities.

     (b) Income Taxes

            The Company has elected to be taxed under Subchapter S of the Internal Revenue Service Code. As such, the income or loss of the Company flows through to the tax returns of the stockholder and therefore the Company is not subject to income taxes. As of October 31, 1996, the tax basis capital account of the Company was not materially different from the stockholders equity of the Company. The changes in the tax basis capital account resulted from net taxable income less dividend distributions.

     (c) Concentration of Credit Risks

            Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade accounts receivable.

            The Company grants credit to various businesses principally in Colorado, Utah, Georgia, Illinois, Michigan and Arizona. The potential for severe financial impact can result from negative effects of economic conditions within the market or geographic area and within a specific industry. Since the Company's business is principally in a few areas and in one industry, this concentration of operations results in an associated risk and uncertainty.

      (d) Per Share Information

            The per share information is computed based upon the weighted average shares outstanding.

                        GLOBAL RESERVATION SYSTEMS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1994 and 1995, and October 31, 1995 (Unaudited) and 1996

(1) Summary of Accounting Policies, Continued

      (e)  Furniture, Office Equipment and Customer Database

            The Company carries its investment in furniture, office equipment and customer database at cost, net of accumulated depreciation. Repairs and maintenance cost are expensed. Depreciation is provided on a straight-line basis as follows:


                         Customer Database     5 years
                         Computer Equipment    3 years
                         Office Equipment     10 years
                         Telephone Equipment   5 years


      (f)  Use of Estimates in the Preparation of Financial Statements

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2) Common Stock

      In 1993 the Company issued 7,333 shares of common stock to the Company's President in exchange for contribution of certain office equipment, computer equipment and computer software valued at $11,000. The Company's President transferred 1,333 of the original issue shares to another individual who became an officer of the Company. In 1993 the Company also issued 1,333 shares each to two individuals in exchange for $2,000 cash each. In 1995 the Company's Board of Directors agreed to issued 49% ownership of the Company for the individual paying 49% of the total amount having been paid by the Company's President. This individual is the same individual that the Company's President had transferred 1,333 shares to in 1993. The Company has not issued the 49% ownership to this individual even though the individual has made contributions of capital to the Company equal to at lease 49% of the amount contributed by the Company's President.

                        GLOBAL RESERVATION SYSTEMS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1994 and 1995, and October 31, 1995 (Unaudited) and 1996

(3) Notes Payable, Officers

     Two officer/shareholders of the Company have loaned to the Company various amounts. These loans payable accrue interest at 10% to 12% per annum, are payable on demand or have due dates that are past and are uncollateralized. Certain loans are not evidenced by notes and are deemed to be payable on demand with an interest rates of 10% to 12%.

(4)  Basis of Presentation - Going Concern

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained operating losses since its inception and has a net capital deficiency. Management is attempting to raise additional capital.

     In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations.

     Management is in the process of negotiating an asset and business sale whereby the operations of the business and certain assets would be sold to another company in the same business. The other company would assume liabilities totalling $200,000 and would issue shares of stock of their company to the Company to be earned based on future results of operations of the business of the Company. The acquiring company would also assume the amended license agreements which would include repayment of the license fees as described in Note 6. Management believes that its ability to consummate this transaction provides an opportunity for the Company to continue as a going concern.

                        GLOBAL RESERVATION SYSTEMS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1994 and 1995, and October 31, 1995 (Unaudited) and 1996

(5) Notes Payable

     The Company's notes payable, including accrued interest are summarized as follows:

                                                                 December                 October
                                                                 31, 1995                 31, 1996
                                                                 --------                 --------


     Note payable to a finance company,
     collateralized by accounts receivable,
     interest rate at 3% over prime, due
     August, 1997, the balance includes accrued
     interest, this loan agreement provides
     on option that the lender may acquire
     23% of the Company for 23% of $450,000.
     This option is variable from 10% if the
     loan balance is $50,000 to 39% if the
     loan balance is $600,000.  The loan
     agreement related to this note provides
     for certain borrower's covenants
     including the requirement to pay all
     taxes prior to the date which penalties
     attach thereto.  Due to the affiliated
     company, that leases employees to the
     Company, not paying its payroll taxes
     in a timely manner, the Company appears
     to be in default of this covenant
     which could cause the total balance
     of the note to become immediately
     due and payable.                                            $210,681                 $232,554

     Note payable to a bank, collateralized by
     a second deed of trust on the President's
     residence, personally guaranteed by the
     two officers of the Company, interest rate
     of 10.25% per annum, monthly payments of
     $1,000 including interest, balance due in
     February, 1997                                                30,115                   23,344

     Note payable to two stockholders, interest
     rate of 10% per annum, according to the
     terms of the notes are collateralized by
     financing statements and security agree-
     ment on assets and accounts receivable
     but the security agreements were not filed,
     two notes were due in August, 1995 but not
     paid and the other two notes are due in June,
     1998, but are in default on annual interest
     payment requirements and thereby the entire
     balance is due, the balance includes
     accrued interest                                             101,667                  109,877
                                                                 --------                 --------
           Total due                                             $342,463                 $365,775
                                                                 ========                 ========


     The majority of the notes payable are guaranteed by officers of the Company.

                        GLOBAL RESERVATION SYSTEMS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1994 and 1995, and October 31, 1995 (Unaudited) and 1996

(6) License Agreements

      The Company has entered into three trade license agreements related to three territories. These three territories are Colorado, Illinois and Georgia. Under the terms of the agreements the Company pays a 20% royalty fee to the licensee based on income collected from the respective territories. The royalty fee for the Colorado territory is reduced to 10% of revenue between $400,000 and $800,000 and to 15% on revenue over$800,000. The Illinois agreement has a monthly minimum royalty fee of $625. The Illinois agreement provides an option to the licensee to acquire the Michigan territory for an additional $75,000. The Georgia agreement provides for options on the North Carolina, South Carolina, Florida, Alabama and Tennessee territories at no cost but the licensee will not be paid royalty fees on these territories until income is at least $5,200 per month for four consecutive months.

      In November, 1995 the Company received $50,000 for the Georgia license agreement. In November, 1995 the Company received $100,000 for the Colorado license agreement. In February, 1996 the Company received $75,000 for the Illinois license agreement. The Illinois agreement has a provision that the licensee has the right to terminate the agreement at any time during the first twelve months of the agreement. Upon such termination, the licensee shall be entitled to return of the license fee. All three of the agreements provide that if the Company defaults under the terms of the agreement, then the licensee may acquire at no cost from the Company the computer operating system and database for the licensee's territories and the assume obligations and benefits of the Company for the territories.

      All three of the agreements also provide that if the licensee is the defaulting party, then the Company shall pay to the licensee a sum equal to 100% of the licensee's annual income for the preceding twelve months. The Company does not have a right to declare a default within the first twelve months of the agreement. According to the terms of the agreement, the Company shall insure that all incoming calls are answered within an average of one minute of the call being answered by the telephone equipment. Two of the agreements require that the Company will maintain a closing average of not less than 45% in one agreement and not less than 40% in the other agreement of calls deemed as qualified callers requesting lodging accommodations or activity passes that are reasonably available.

                        GLOBAL RESERVATION SYSTEMS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1994 and 1995, and October 31, 1995 (Unaudited) and 1996

(6) License Agreements, Continued

      All of the agreements provide for various performance standards related to gross sales to be achieved.

      During December, 1996 the Company and the licensee agreed to amendments of the agreements whereby if the defaulting party is the Company, the licensee shall be entitled to be paid an amount equal to the initial license fee minus 100% of any royalty fees previously paid to the licensee. If the licensee is the defaulting party the Company shall pay to the licensee an amount equal to the initial license fee minus 100% of any royalty fee previously paid to the licensee. The amendments also provide that the agreements will automatically be terminated by the Company April 1, 1997 unless the licensee is otherwise notified. Upon termination the licensee will receive royalties until such time as all royalty fees received by licensee from January 1, 1997 equals 100% of the licensee's initial license fee. As such, if the agreements are not extended by the Company, the amount to be payable to the franchises would be $225,000 rather than the $201,941 as shown as unearned revenue in the accompanying financial statements.

      Due to various provisions related to the return of the franchise fees under certain circumstances, the remaining unreturned franchise fees have been accounted for as unearned revenue.

(7) Furniture and Office Equipment


        Furniture and office equipment is summarized as follows:

                                           December       October
                                           31, 1995      31, 1996
                                           --------      --------

        Computer hardware                   $58,309       $62,625
        Database System                      93,550        93,550
        Telephone equipment                   6,413         6,413
        Furniture and fixtures                9,160         9,160
        Office equipment                      5,094         5,094
                                           --------       -------
                                            172,526       176,842
        Less accumulated depreciation        72,920       105,738
                                           --------       -------
                                            $99,606       $71,104
                                           ========      ========

                        GLOBAL RESERVATION SYSTEMS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

December 31, 1994 and 1995, and October 31, 1995 (Unaudited) and 1996

(8) Employee Leasing

      The Company leases its employees from a company owned by the Company's President. The lease cost approximates the cost incurred by the leasing company. At December 31, 1995 and October 31, 1996 accounts payable included with other accounts payable in the financial statements totaled $29,838 and $102,931, respectively. The related party is delinquent in the payment of payroll taxes and related penalties and interest in the approximate amount of $75,000. Due to the closeness of this related party relationship, the Company could become liable directly for these delinquent payroll taxes.

(9) Disputed Accounts Payable

      Included in accounts payable at October 31, 1996 is approximately $55,000 of disputed liabilities. Of this amount, approximately $40,000 is related to telephone service and $15,000 is related to contract services.

(10) Operating Leases

      The Company's office is located in rented facilities. Under the terms of a proposed lease, the Company would pay $1,250 per month in 1997, 1,325 per month in 1998 and $1,400 per month in 1999. The Company is using this office space but has not signed the lease agreement. A contingency exists with respect to this matter, the ultimate resolution of which cannot presently be determined. The Company also leases its equipment through operating leases which total approximately $2,600 per month. All of the telephone equipment leases expire in 1997. The Company has an option to acquire the telephone equipment at fair market value at the end of the lease periods.

      Minimum future payments on the telephone lease are summarized as follows:


                  Two months ended December 31, 1996        $  5,200
                  Year ended December 31, 1997                19,627
                                                            --------

                                                            $ 24,827
                                                            ========

(11) Subsequent Event

      On December 23, 1996 the Company entered into an agreement to sell its as sets and business as generally described in Note 4.

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS


                    GLOBAL RESERVATION SYSTEM, INC. (GLOBAL)
                VISITORS SERVICES INTERNATIONAL CORP. (VISITORS)


              PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)




      Pro Forma Financial Statements:


                  Balance Sheet                            P-2

                  Statements of Operations                 P-3

                  Notes to Pro Forma Financial Statements  P-4

                    GLOBAL RESERVATION SYSTEM, INC. (GLOBAL)
                VISITORS SERVICES INTERNATIONAL CORP. (VISITORS)

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                                     ASSETS


                                                 GLOBAL             VISITORS                Pro Forma     Pro Forma
                                                 October 31, 1996   September 30, 1996    Adjustments      Combined
                                                 -----------------  ----------------    ------------      ---------
Current Assets:
    Cash                                         $      -           $    51,546        $                 $   51,546
    Cash restricted                                128,311              150,000        (1)  (128,311)       150,000
    Accounts receivable                                 -               866,494                             266,494
    Other                                              750               89,122        (1)      (750)        89,122
                                                 ---------          ------------        ------------     ----------
Total Current Assets                               129,061              557,162             (129,061)       557,162

    Goodwill                                             -                   -         (1)   330,837        330,837

    Property and equipment, net of accumulated
     depreciation                                   71,104            1,219,592                           1,290,696
    Other                                              520              384,207        (1)      (520)       384,207
                                                 ---------          -----------         ------------     ----------
Total Assets                                     $ 200,685          $ 2,160,961         $    201,256     $2,562,902
                                                 =========          ===========         ============     ==========


                    LIABILITIES AND STOCKHOLDERS' (DEFICIT)


Current Liabilities:
    Accounts payable and accrued expenses       $  305,630          $ 1,347,629         $(1)(105,630)    $1,547,629
    Notes and leases payable, current              544,339              615,795         (1) (544,339)       615,795
    Outstanding checks in excess of
     balance reported by bank                       18,224                    -         (1)  (18,224)             -
    Unearned franchise fees                        201,941                    -                    -        201,941
                                                ----------          -----------         ------------     ----------
      Total Current Liabilities                  1,070,134            1,963,424             (668,193)     2,365,365

    Notes and leases payable, net of
     current                                             -              381,616                  -          381,616
                                                ----------          -----------         ------------     ----------
      Total Liabilities                          1,070,134            2,345,040             (668,193)     2,746,981
                                                ----------          -----------         ------------     ----------

Stockholders' (Deficit)
    Common stock                                    15,000                1,597         (1)  (15,000)         1,597
    Additional paid-in capital                     150,160            5,676,066         (1) (150,160)     5,676,066
    Accumulated (deficit)                       (1,034,609 )         (5,861,742)        (1)1,034,609     (5,861,742
                                                ----------          -----------         ------------    -----------
     Total Stockholders' (Deficit)                (869,449 )           (184,079)             869,449       (184,079
                                                ----------          -----------         ------------    -----------

Total Liabilities and Stockholders' (Deficit)   $  200,685          $ 2,160,961         $    201,256    $ 2,562,902
                                                ==========          ===========         ============    ===========






The accompanying notes are an integral part of the financial statements.

                    GLOBAL RESERVATION SYSTEM, INC. (GLOBAL)
                VISITORS SERVICES INTERNATIONAL CORP. (VISITORS)

                       PRO FORMA STATEMENTS OF OPERATIONS
                                  (Unaudited)


                                                   (GLOBAL)         (VISITORS)
                                                 Year Ended         Year Ended
                                                   December          September          Pro Forma        Pro Forma
                                                   31, 1995           30, 1996        Adjustments         Combined
                                                 ----------       ------------        -----------        ----------
REVENUE:
     Sales                                       $  531,977       $    791,949        $                 $ 1,323,926
                                                 ----------       ------------        -----------        ----------
OPERATING EXPENSES:
     Salaries and payroll taxes                     576,848          2,227,669                            2,804,517
     Depreciation                                    34,613            192,836                              227,449
     Amortization of goodwill and
      patents                                                                          (2) 22,056            22,056
     Other operating expenses                       317,683          2,144,589                            2,462,272
                                                 ----------       ------------        -----------        ----------
      Total Operating Expenses                      929,144          4,565,094             22,056         5,516,294
                                                 ----------       ------------        -----------        ----------

Net Operating (Loss)                               (397,167)        (3,773,145)           (22,056)       (4,192,368)

Other Income (Expenses), Net                        (67,885)           (85,972)          (153,857)
                                                 ----------       ------------        -----------        ----------
Net (Loss)                                       $ (465,052)       $(3,859,117)          $(22,056)      $(4,346,225)
                                                 ===========      ============        ===========       ===========
Net (Loss) per Common Share                                                                             $      (.25)
                                                                                                        ===========
Weighted Number of Common Shares Outstanding                                                             17,673,901
                                                                                                        ===========





The accompanying notes are an integral part of the financial statements.

                    GLOBAL RESERVATION SYSTEM, INC. (GLOBAL)
                VISITORS SERVICES INTERNATIONAL CORP. (VISITORS)

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

(1)  General

      During December, 1996 Visitors entered into a business combination agreement with Global whereby according to the terms of the agreement, certain assets of Global were acquired by Visitors and certain liabilities were assumed by Visitors.

(2)  Pro Forma Information

      The pro forma gives effect to the acquisition by Visitors effective in December, 1996.

(2)  Pro Forma Adjustments

      (1) This entry gives effect to eliminating assets not acquired and liabilities not assumed.

      (2) This entry records the effect of amortizing the goodwill on a straight-line basis over a fifteen year period.

                                 EXHIBIT INDEX




      Exhibit No.       Description

         2.2 Asset Purchase Agreement between Visitors Services, Inc. and Global Reservation Systems, Inc., dated December 23,1996.

___________________

(1)  Filed herewith.